UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	1-09753 (Commission File Number)	58-1563799 (IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460 Atlanta, GA 30346 (Address of Principal Executive Offices)		30346 (Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

A slide presentation related to the previously announced merger pursuant to which Georgia Gulf Corporation (the “Company”) expects to acquire the chlor-alkali and derivatives business of PPG Industries, Inc. (the “Business”) in a Reverse Morris Trust transaction (the “Transaction”) is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Company expects to use the presentation during its participation in various upcoming investor conferences and meetings.

Cautionary Statements Regarding Forward-Looking Information

This filing contains certain statements relating to future events and the Company’s intentions, beliefs, expectations, and predictions for the future.  Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions, or events, including with respect to the Transaction, generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expected benefits of the Transaction, integration plans and expected synergies therefrom, the expected timing of completion of the Transaction, and the Company’s anticipated future financial and operating performance and results, including its estimates for growth. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include risks relating to (i)  the Company’s ability to obtain requisite stockholder approval to complete the Transaction, (ii) PPG being unable to obtain the necessary tax authority and other regulatory approvals required to complete the Transaction, or such required approvals delaying the Transaction or resulting in the imposition of conditions that could have a material adverse effect on the combined company or causing the companies to abandon the Transaction, (iii) other conditions to the closing of the Transaction not being satisfied, (iv) a material adverse change, event or occurrence affecting the Company or the Business prior to the closing of the Transaction delaying the Transaction or causing the companies to abandon the Transaction, (v) problems arising in successfully integrating the Business and the Company, which may result in the combined company not operating as effectively and efficiently as expected, (vi) the possibility that the Transaction may involve other unexpected costs, liabilities or delays, (vii) the businesses of each respective company being negatively impacted as a result of uncertainty surrounding the Transaction, (viii) disruptions from the Transaction harming relationships with customers, employees or suppliers, and (ix) uncertainties regarding future prices, industry capacity levels and demand for the Company’s products, raw materials and energy costs and availability, feedstock availability and prices, changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate the Company’s businesses or manufacture its products before or after the Transaction, the Company’s ability to generate sufficient cash flows from its businesses before and after the Transaction, future economic conditions in the specific industries to which its products are sold, and global economic conditions.

In light of these risks, uncertainties, assumptions, and other factors, the forward-looking statements discussed in this communication may not occur. Other unknown or unpredictable factors could also have a material adverse effect on the Company’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to the Company and its business, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

Additional Information and Where to Find it

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.  In connection with the Transaction, Georgia Gulf has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A and a registration statement on Form S-4 relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE PROSPECTUS FORMING PART OF THE REGISTRATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement may be obtained free of charge by accessing Georgia Gulf’s website at www.GGC.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to Georgia Gulf at 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by Georgia Gulf with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Georgia Gulf, PPG, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012, in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 16, 2012, and in its definitive proxy statement filed with the SEC on March 8, 2012, in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise is contained in the registration statement and the prospectus that is a part thereof and the proxy statement and other relevant materials filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Form of investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

Date: November 14, 2012	By:	/s/ Gregory C. Thompson
Gregory C. Thompson Chief Financial Officer

EXHIBIT LIST

Number	Exhibit

99.1	Form of investor presentation